This LEASE AGREEMENT, made and entered into on this the 6th day of July, 1989, by and between ROBERT EVANS STEPP and SANDRA L. STEPP, his wife; JOHN R. MUSICK and ETHEL MUSICK, his wife; WALTER T. STEPP and ROSELLA STEPP, his wife; and ROSEMARY REDD and T. L. REDD, her husband; and ETHEL STEPP, parties of the first part and GWENCO, INC., P.O. Box 640, Turkey Creek, KY 41570, party of the second part.

W I T N E S S E T H:

THAT for and in consideration of the mutual promises of the parties, each to the other as hereinafter set out, the parties hereto agree as follows:

1. The parties of the first part hereby lease unto the party of the second part the rights to mine all seams or veins of coal, with the exception of the Thacker Seam, on those certain tracts or parcels of coal property containing a total of approximately One Hundred Fifty (150) acres and more particularly described as follows:

TRACT I

Lying and being on Bob's Branch (also known as "Slater's Branch"), a tributary of the Tug Fork of the Big Sandy River, Pike County, Kentucky, and more fully described as follows:

Beginning at a spring; thence running a straight line to a branch; thence with the branch to a marked rock a conditional corner between the Martha Chaney and James Slater tracts of land; thence up the hill to an elm; thence running to a large oak; thence with the marked line to the ridge between the Chapman Branch and Hurricane around the upper side of the right hand fork to a black pine standing upon the top of the ridge, a conditional corner between the Joseph Redford and wife and the John Chaney tracts of land; thence running down the point between the right hand

fork and the Mira branch as marked to a rock, a conditional corner between the Martha Chaney tract of land and the Virginia Redford tract of land; thence running up the point below the left hand fork up to a big beech with the marked line; thence running with the big beech around to the point on the upper side of the Burnt House Hollow; thence running down the point to a marked beech standing near the fence; thence running across to a marked beech standing on the lowerside of the Burnt House Hollow, thence running a straight line to the top of the point; thence running with the point to the Big Beech, thence with the Big Beech around to the John Polley line thence with said line to the beginning, and containing 150 acres be the same more or less.

Being in all respects the same real estate conveyed by Deed dated March 17, 1978, and of record in the Office of the Clerk of the County Court, Pike County, Kentucky, in Deed Book 546, page 352.

2. The parties of the first part hereby lease unto the party of the second part the right to mine by any modern and approved mining method all the mineable and merchantable coal found within the aforesaid seams or veins only upon the above referred to property for a period of five (5) years from the date hereof. In the event the aforesaid coal has not been mined and removed as aforesaid within said five (5) years, then this lease agreement shall automatically be extended on a year to year basis until all such mineable and merchantable coal has been mined and removed provided party of the second part has begun and is actively mining coal from the aforesaid seams or veins within the initial five (5) year period.

3. Party of the second part agrees to pay unto the parties of the first part, as a minimum royalty, for the rights leased herein, the sum of $1,500.00 per year for each of the first two (2) years of said lease agreement, $2,000.00 per year for the third and fourth years of said lease

agreement and $3,000.00 for the fifth year of said lease agreement. The initial minimum royalty payment is due and payable on the date hereof, and subsequent payments are due and payable annually on the anniversary date of said lease agreement, if coal is not being mined on said property by that date. Party of the second part further agrees to pay unto the parties of the first part the sum of $1.00 or 6% of the selling price of said coal F.O.B. mine pit, whichever is greater, for each ton of 2,000 pounds of clean coal mined from the herein described premises, hereinafter referred to as coal royalties, with said coal royalties due and payable, once mining begins, to the parties of the first part monthly, on or before the 15th day of each month for all coal mined during the preceding calendar month.

4. Weights upon which royalties shall be paid shall be the same weights upon which party of the second part is paid which is now contemplated by the parties to be truck weights F.O.B. mine pit.

5. Party of the second part shall have the right during the first sixty (60) months of this agreement to recoup said minimum royalty payments actually made by retaining the sum of $.50 for each ton of 2,000 pounds of coal produced from the herein described property subsequent to the payment of said minimum royalty.

6. The parties hereto agree that the parties of the first part hereby grant the right of wheelage within the herein described property with wheelage being defined as the right to transport any coal mined from properties other than that

referred to herein over, under, through or within the herein referred to property.

7. For their right of wheelage, party of the second part agrees to pay unto parties of the first part as a wheelage royalty the sum of $.10 for each ton of 2,000 pounds of clean coal so wheeled. The payment of wheelage royalties due shall be paid on or before the 15th day of each month for all coal wheeled during the preceding calendar month.

8. Party of the second part agree to pay when due all direct property taxes during the term of this lease agreement which parties of the first part are obligated to pay, if any, and party of the second part agrees to pay all other taxes, assessments and other expenses and costs attributed to it or arising from its business of mining the herein described property.

9. In the event that any royalties which are payable herein are not paid by the party of the second part to the parties of the first part within fifteen (15) days from the date the same are due and payable as herein set out, then the parties of the first part shall notify the party of the second part in writing that same have not been paid. If said royalties are not paid by the party of the second part to the parties of the first part within ten (10) days after said notice has been deposited in the United States Mail to party of the second part at its address set out on the first page of this document, then parties of the first part shall have the right to terminate this lease at the end of the aforesaid ten (10) days.

10. Party of the second part agrees to provide unto parties of the first part quarterly (January, April, July, and October) a copy of all mining maps which shall be periodically brought up to date. The aforesaid maps shall be available for inspection by parties of the first part at anytime at the mine sites.

11. Parties of the first part shall have the right at all reasonable times to inspect the herein described premises and all documents relating to tonnages mined from the herein described property and all tonnages for which wheelage is payable.

12. The parties of the first part covenant that the party of the second part shall have quiet and peaceful possession of the leased premises during the term of this lease and any extension thereof and fully warrant the title thereto in fee simple absolute and including all coal therein or thereon, providing however, that this warranty does not extend to or include any warranty as to the quantity or quality of coal covered by this lease, and that the same is subject to any and all existing easements for pipelines, power lines, or other utilities now in existence or which may hereinafter be created that do not unreasonably interfere with the rights of the party of the second part. Party of the second part agrees to have the herein described premises surveyed within one (1) year of the signing of this lease agreement and further agrees to provide parties of the first part with a copy of said survey upon completion.

13. Party of the second part agrees to comply with all local, state and federal laws, rules and regulations applicable to the business contemplated herein, and in the event the party of the second part violates same and does not diligently rectify same, then the parties of the first part shall have the right to terminate this lease after giving party of the second part notice of any said non-compliance and an opportunity to correct the same.

14. Party of the second part shall have the right to grant or transfer unto anyone any of the rights granted herein in whole or in part provided that any such grantee or transferee shall assume any and all obligations as set forth herein.

15. Party of the second part agrees to mine the herein leased property in a good workmanlike manner and to use the best mining plans, mining techniques and mining methods in the extraction of said coal so as to recover the greatest quantity of coal possible. Party of the second part further agrees to secure and pay at its own expense all necessary mining permits and all necessary engineering.

16. In the event the party of the second part fails or refuses to make payments of coal royalties or any other monetary payments that are required to be made by it hereunder, when same become due and payable, then the parties of the first part, shall have a lien upon the property of the party of the second part to the extent of said royalties or other said monies.

17. Party of the second part shall secure and pay at its own expense all premiums on insurance coverage required by law, including, but not limited to, workman's compensation, employer's liability, and any other such insurance, and in addition thereto, party of the second part shall secure and pay its own expense all premiums on insurance for comprehensive general public liability for personal injury and property damage in the amount of not less than One Million Dollars ($1,000,000.00), which shall not be construed to be the limit of liability for the party of the second part but shall be additional security for its obligations and liabilities. Party of the second part shall provide the parties of the first part a certificate of insurance prior to the effective date of this agreement and an insurance policy as aforesaid described shall be in effect at all times during the existence of this lease agreement, and in the event said policy or policies shall lapse, terminate or otherwise no longer be in existence, then parties of the first part shall have a right to terminate this agreement upon notice to the party of the second part and a reasonable time period to correct said defect.

18. This instrument contains the entire agreement by and between the parties hereto and shall not be changed, altered or amended unless same is reduced to writing and signed by the parties hereto.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day, month and year first hereinabove written.

Robert Evans Stepp

Sandra L. Stepp

John R. Musick

Ethel Musick

Walter T. Stepp

Rosella Stepp

Rosemary Redd

T. L. Redd

Ethel Stepp

GWENCO, INC.,
a corporation,

By ______________________
Its President

[CORPORATE SEAL]

ATTEST:

____
Its Secretary

STATE OF W.Va.,

COUNTY OF Cabell, TO-WIT:

The foregoing instrument was acknowledged before me this 9 day of May, 1989, by ROBERT EVANS STEPP and SANDRA L. STEPP.

My Commission expires: March 5, 1996.

OFFICIAL SEAL
NOTARY PUBLIC
STATE OF WEST VIRGINIA
TERESA L. NAPIER
1242 Fifth Avenue
Huntington, WV 25701
My Commission Expires Mar. 5, 1996

NOTARY PUBLIC

STATE OF Virginia,

COUNTY OF Prince William, TO-WIT:

The foregoing instrument was acknowledged before me this 19th day of April, 1989, by JOHN R. MUSICK and ETHEL MUSICK.

My Commission expires: ________.

NOTARY PUBLIC

STATE OF Wyoming,

COUNTY OF Laramie, TO-WIT:

The foregoing instrument was acknowledged before me this 23 day of March, 1989, by WALTER T. STEPP and ROSELLA STEPP.

My Commission expires: ________.

NOTARY PUBLIC

STATE OF *Florida* ,

COUNTY OF *Clay* , TO-WIT:

The foregoing instrument was acknowledged before me this *13* day of *April* , 1989, by ROSEMARY REDD and T. L. REDD.

My Commission expires: NOTARY PUBLIC, STATE OF FLORIDA .

Marie M. Kelly
NOTARY PUBLIC

STATE OF *Florida* ,

COUNTY OF *Martin* , TO-WIT:

The foregoing instrument was acknowledged before me this *27th* day of *March* , 1989, by ETHEL STEPP.

My Commission expires: *March 14, 1992* .

Dolores A. Pierce
NOTARY PUBLIC

STATE OF *Kentucky* ,

COUNTY OF *[illegible]* , TO-WIT:

The foregoing instrument was acknowledged before me this *6th* day of *July* , 1989, by *Paul A. Slater* , President of Gwenco, Inc., a corporation, on behalf of said corporation.

My Commission expires: My Commission Expires Oct. 30, 1991 .

Audrey R. Lewis
NOTARY PUBLIC

This instrument was prepared by:

C. Christopher Younger
Attorney at Law
P. O. Box 1476
Williamson, WV 25661

C. Christopher Younger

STATE OF KENTUCKY 9:57 A.M.
COUNTY OF PIKE Clerk's Certificate of Lodgment and Record

I, LILLIAN PEARL ELLIOTT, County Clerk for the County and State aforesaid, certify that the foregoing Lease Agreement was on the 24th day of August, 19 90, lodged for record, whereupon the same with the foregoing and this certificate have been duly recorded in my office.

Witness my hand this 27th day of August, 1990

LILLIAN PEARL ELLIOTT, Clerk

By Glenda Hall, D.C.

AMENDMENT TO LEASE AGREEMENT

THIS AMENDMENT TO LEASE AGREEMENT, entered into as of the 2nd day of June, 1994, by and between ROBERT EVANS STEPP and SANDRA L. STEPP, husband and wife, Post Office Box 2786, Huntington, West Virginia 25727, JOHN R. MUSICK and ETHEL F. MUSICK, husband and wife, ATTN: The Musick Trust, 8878-D S.W. 90th Lane, Ocala, Florida 34481, THOMAS L. REDD and ROSEMARY M. REDD, husband and wife, and Co-Trustees of The Redd Trust, 8547-A S.W. 92nd Place, Ocala, Florida 34481, WALTER T. STEPP and ROSELLA A. STEPP, husband and wife, 2736 Olive Drive, Cheyenne, Wyoming 82001, and ETHEL J. STEPP, unmarried, 920 Wein Street, Stuart, Florida 34994, hereinafter collectively referred to as "parties of the first part", and GWENCO, INC., a Kentucky corporation, Post Office Box 372, Catlettsburg, Kentucky 41129, hereinafter referred to as "party of the second part".

W I T N E S S E T H:

WHEREAS, Robert Evans Stepp, Sandra L. Stepp, John R. Musick, Ethel F. Musick, Walter T. Stepp, Rosella A. Stepp, Rosemary Redd, T. L. Redd (being one and the same as Thomas L. Redd), and Ethel J. Stepp, did enter into a Lease Agreement with the party of the second part, dated the 6th day of July, 1989, respecting certain premises in Pike County, Kentucky, of record in the Pike County Clerk's office in Deed Book No. 640, at Page No. 261, hereinafter referred to as the "Lease"; and

RETURN TO:
LAMP, O'DELL BARTRAM & ENTSMINGER
P.O. BOX 2488
HUNTINGTON, WV 25725-2488

WHEREAS, Thomas L. Redd and Rosemary M. Redd, did assign their right, title, and interest in and to the Lease to Thomas L. Redd and Rosemary M. Redd, Co-Trustees, The Redd Trust under agreement dated February 23, 1991, by Assignment dated the 11th day of August, 1992, which Assignment was recorded in the Office of the Pike County Clerk in Deed Book No. 667, at Page No. 806; and

WHEREAS, the parties hereto have agreed to certain amendments to the Lease.

NOW, THEREFORE, for and in consideration of the promises herein contained and contained in the Lease, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

I. The Lease is hereby extended for an additional five (5) year term commencing July 6, 1994. In the event the party of the second part has begun and is actually mining coal from seams or veins located on the premises which are the subject of the Lease as of the end of the extended five (5) year term and the coal subject to the Lease has not been mined and removed within the aforesaid five (5) year extended term, then this lease shall automatically be extended on a year-to-year basis until all mineable and merchantable coal has been mined and removed.

II. Paragraph 3 of the Lease is hereby amended in its entirety to read as follows:

> "3. The party of the second part agrees to pay collectively unto the parties of the first part, during the extended five (5) year term, in the shares set forth

in Paragraph 19 of the Lease, as a minimum annual royalty for the rights leased herein, the sum of Two Thousand Dollars ($2,000.00) per year for each year of the extended term. The initial minimum royalty payment for the first year of the extended term shall be due on or before July 6, 1994, with subsequent payments being due and payable annually on the anniversary date of this Lease. The party of the second part further agrees to pay collectively unto the parties of the first part the sum of One Dollar ($1.00) or six percent (6%) of the selling price of said coal F.O.B. mine pit, whichever is greater, for each ton of Two Thousand (2,000) pounds of clean coal mined from the premises described in this Lease, hereinafter referred to as "coal royalties", with said coal royalties due and payable, once mining begins, monthly on or before the 15th day of each calendar month for all coal mined during the preceding calendar month."

III. Paragraph 5 of the Lease is hereby amended in its entirety to read as follows:

"5. The party of the second part shall have the right to recoup any and all annual minimum royalty payments made pursuant to this Lease, during either the initial or extended five (5) year terms, from actual tonnage royalties otherwise payable by the party of the second part under this Lease at the rate of fifty cents (.50¢) per ton of Two Thousand (2,000) pounds of coal produced

from the premises described in this Lease subsequent to the payment of said minimum royalty."

IV. The Lease is hereby amended by adding thereto newly designated Paragraph 19 to read as follows:

"19. All annual minimum royalties and all tonnage royalties required by this Lease to be paid during the extended five (5) year term of this Lease shall be paid by the party of the second part to the parties of the first part in the following shares:

(A) 5/9ths share to Robert Evans Stepp and Sandra L. Stepp.

(B) 1/9th share to John R. Musick and Ethel F. Musick, ATTN: The Musick Trust.

(C) 1/9th share to Thomas L. Redd and Rosemary M. Redd, Co-Trustees, The Redd Trust.

(D) 1/9th share to Walter T. Stepp and Rosella A. Stepp.

(E) 1/9th share to Ethel J. Stepp.

V. All other terms, conditions, and provisions of the Lease shall remain unchanged. Said Lease, as hereby amended, is hereby adopted, ratified and confirmed by the parties.

IN WITNESS WHEREOF, the parties have duly executed this Amendment to Lease Agreement effective as of the date herein first above written, each acknowledging receipt of a copy hereof.

Robert Evans Stepp

Sandra L. Stepp

STATE OF West Virginia,

COUNTY OF Cabell, TO-WIT:

I, Nancy L. Rigney, a Notary Public in and for the county and state aforesaid, do hereby certify that Robert Evans Stepp, husband of Sandra L. Stepp, who signed the writing annexed hereto, bearing date the 2nd day of June, 1994, has this day in my said county, before me, acknowledged said writing to be his act and deed.

Given under my hand this 22 day of June, 1994.

My Commission expires: March 10, 2003.

(NOTARY STAMP OR SEAL)

Notary Public

STATE OF West Virginia,

COUNTY OF Cabell, TO-WIT:

I, Nancy L. Rigney, a Notary Public in and for the county and state aforesaid, do hereby certify that Sandra L. Stepp, wife of Robert Evans Stepp, who signed the writing annexed hereto, bearing date the 2nd day of June, 1994, has this day in my said county, before me, acknowledged said writing to be her act and deed.

Given under my hand this 22 day of June, 1994.

My Commission expires: March 10, 2003.

(NOTARY STAMP OR SEAL)

Notary Public

John R. Musick
John R. Musick

Ethel F. Musick
Ethel F. Musick

STATE OF Florida,

COUNTY OF Marion, TO-WIT:

I, Cynthia W. Sellers, a Notary Public in and for the county and state aforesaid, do hereby certify that John R. Musick, husband of Ethel F. Musick, who signed the writing annexed hereto, bearing date the 2nd day of June, 1994, has this day in my said county, before me, acknowledged said writing to be his act and deed. after producing FL DL # M220-476-21-101-0

Given under my hand this 27th day of June, 1994.

My Commission expires: January 10, 1998.

(NOTARY STAMP OR SEAL)

CYNTHIA W. SELLERS
MY COMMISSION # CC 340955
EXPIRES: January 10, 1998
Bonded Thru Notary Public Underwriters

Cynthia W. Sellers
Notary Public

STATE OF Florida,

COUNTY OF Marion, TO-WIT:

I, Cynthia W. Sellers, a Notary Public in and for the county and state aforesaid, do hereby certify that Ethel F. Musick, wife of John R. Musick, who signed the writing annexed hereto, bearing date the 2nd day of June, 1994, has this day in my said county, before me, acknowledged said writing to be his act and deed. after producing FL. DL # M220-206-20-595-0

Given under my hand this 27th day of June, 1994.

My Commission expires: January 10, 1998.

(NOTARY STAMP OR SEAL)

Cynthia Sellers
Notary Public

CYNTHIA W. SELLERS
MY COMMISSION # CC 340955
EXPIRES: January 10, 1998
Bonded Thru Notary Public Underwriters

Thomas L. Redd

Thomas L. Redd, Trustee
The Redd Trust

Rosemary M. Redd

Rosemary M. Redd, Trustee
The Redd Trust

STATE OF Florida,

COUNTY OF Marion, TO-WIT:

I, Deborah Lynn Risher, a Notary Public in and for the county and state aforesaid, do hereby certify that Thomas L. Redd, as Trustee of The Redd Trust under agreement dated February 23, 1991, who signed the writing annexed hereto, bearing date the 2nd day of June, 1994, has this day in my said county, before me, acknowledged said writing to be his act and deed.

Given under my hand this 22nd day of June, 1994.

My Commission expires: See stamp.

DEBORAH LYNN RISHER
MY COMMISSION # CC 347120
EXPIRES: December 22, 1995
Bonded Thru Notary Public Underwriters

(NOTARY STAMP OR SEAL)

Deborah Lynn Risher
Notary Public

STATE OF Florida,

COUNTY OF Marion, TO-WIT:

I, Deborah Lynn Risher, a Notary Public in and for the county and state aforesaid, do hereby certify that Rosemary M. Redd, as Trustee of The Redd Trust under agreement dated February 23, 1991, who signed the writing annexed hereto, bearing date the 2nd day of June, 1994, has this day in my said county, before me, acknowledged said writing to be her act and deed.

Given under my hand this 22nd day of June, 1994.

My Commission expires: See stamp.

(NOTARY STAMP OR SEAL)

Deborah Lynn Risher
Notary Public

DEBORAH LYNN RISHER
MY COMMISSION # CC 347120
EXPIRES: December 22, 1995
Bonded Thru Notary Public Underwriters

Walter T. Stepp

Walter T. Stepp

Rosella A. Stepp

Rosella A. Stepp

STATE OF Wyoming,

COUNTY OF Laramie, TO-WIT:

I, Teresa R. Hartz, a Notary Public in and for the county and state aforesaid, do hereby certify that Walter T. Stepp, husband of Rosella A. Stepp, who signed the writing annexed hereto, bearing date the 2nd day of June, 1994, has this day in my said county, before me, acknowledged said writing to be his act and deed.

Given under my hand this 20th day of June, 1994.

My Commission expires: 11-20-95.

(NOTARY STAMP OR SEAL)

TERESA R. HARTZ - NOTARY PUBLIC
COUNTY OF LARAMIE STATE OF WYOMING
MY COMMISSION EXPIRES 11-20-95

Teresa R. Hartz

Notary Public

STATE OF Wyoming,

COUNTY OF Laramie, TO-WIT:

I, Teresa R. Hartz, a Notary Public in and for the county and state aforesaid, do hereby certify that Rosella A. Stepp, wife of Walter T. Stepp, who signed the writing annexed hereto, bearing date the 2nd day of June, 1994, has this day in my said county, before me, acknowledged said writing to be her act and deed.

Given under my hand this 20th day of June, 1994.

My Commission expires: 11-20-95.

(NOTARY STAMP OR SEAL)

Teresa R. Hartz

Notary Public

TERESA R. HARTZ - NOTARY PUBLIC
COUNTY OF LARAMIE STATE OF WYOMING
MY COMMISSION EXPIRES 11-20-95

Ethel J. Stepp

Ethel J. Stepp

STATE OF West Virginia,

COUNTY OF Kanawha, TO-WIT:

I, Kendra J. Eggleton, a Notary Public in and for the county and state aforesaid, do hereby certify that Ethel J. Stepp, unmarried, who signed the writing annexed hereto, bearing date the 2nd day of June, 1994, has this day in my said county, before me, acknowledged said writing to be her act and deed.

Given under my hand this 23rd day of June, 1994.

My Commission expires: February 20, 2001.

(NOTARY STAMP OR SEAL)

OFFICIAL SEAL
NOTARY PUBLIC
STATE OF WEST VIRGINIA
KENDRA J. EGGLETON
1578 KANAWHA BLVD., E.
APT. 1-D
CHARLESTON, WV 25311
My Commission Expires February 20, 2001

Kendra Eggleton

Notary Public

GWENCO, INC.,
a Kentucky corporation.

BY: William S. Whitson
ITS: Vice President

STATE OF Kentucky,

COUNTY OF Boyd, TO-WIT:

I, Edna Holbrook, a Notary Public in and for the County and State aforesaid, do hereby certify that William S. Whitson, Vice President of Gwenco, Inc., whose name is signed to the writing annexed hereto bearing date as of the 2nd day of June, 1994, has this day before me acknowledged the same as the act and deed of said corporation.

Given under my hand this 6TH day of July, 1994.

My commission expires 8-24-97.

Edna Holbrook
Notary Public

(NOTARIAL STAMP OR SEAL)

PREPARED BY:

Donald B. O'Dell, Esquire
Lamp, O'Dell, Bartram & Entsminger
Suite 700, 1108 Third Avenue
Post Office Box 2488
Huntington, WV 25725
(304) 523-5400

9:15 A.M.

STATE OF KENTUCKY
COUNTY OF PIKE **Clerk's Certificate of Lodgment and Record**

I, LILLIAN PEARL ELLIOTT, County Clerk for the County and State aforesaid, certify that the foregoing ~~Lease~~ Amendment to was on the 12th day of July, 19 94, lodged for record, whereupon the same with the foregoing and this certificate have been duly recorded in my office.

Witness my hand this 13th day of July, 19 94

LILLIAN PEARL ELLIOTT, Clerk

By Glenda Hall, D.C.

10

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT, entered into as of the 22ND day of June, 1999, by and between ROBERT EVANS STEPP and SANDRA L. STEPP, husband and wife, P.O. Box 2786, Huntington, West Virginia 25727; JOHN R. MUSICK and ETHEL F. MUSICK, husband and wife, ATT: The Musick Trust, 8878-D S.W. 90th Lane, Ocala, Florida 34481; THOMAS L. REDD and ROSEMARY M. REDD, husband and wife, and Co-Trustees of the Redd Trust, 8547-A S.W. 92nd Place, Ocala, Florida 34481; WALTER T. STEPP and ROSELLA A. STEPP, husband and wife, 2736 Olive Drive, Cheyenne, Wyoming 82001; and ETHEL J. STEPP, unmarried, 920 Weir Street, Stuart, Florida 34994, hereinafter collectively referred to as "parties of the first part", and GWENCO, INC., a Kentucky corporation, P.O. Box 432, Catlettsburg, Kentucky 41129, hereinafter referred to as "party of the second part".

W I T N E S S E T H :

WHEREAS, Robert Evans Stepp, Sandra L. Stepp, John R. Musick, Ethel F. Musick, Walter T. Stepp, Rosella A. Stepp, Rosemary Redd, T. L. Redd (being one and the same as Thomas L. Redd), and Ethel J. Stepp, did enter into a Lease Agreement with the party of the second part, dated the 6th day of July, 1989, respecting certain premises in Pike County, Kentucky, of record in the Pike County Clerk's office in Deed Book No. 640, at Page No. 261, hereinafter referred to as the "Lease" and

WHEREAS, Thomas L. Redd and Rosemary M. Redd, did assign their right, title and interest in and to the Lease to Thomas L. Redd and Rosemary M. Redd, Co-Trustees, the Redd

Trust under agreement dated February 23, 1991, by Assignment dated the 11th day of August, 1992, which Assignment was recorded in the Office of the Pike County Clerk in Deed Book No. 667, at Page No. 806; and

WHEREAS, the parties of the first part did enter into an Amendment to Lease Agreement with Gwenco, Inc., respecting the above-mentioned Lease, dated the 2nd day of June, 1994; and

WHEREAS the parties hereto have agreed to certain further amendments to the Lease.

NOW, THEREFORE, for and in consideration of the promises herein contained and contained in the Lease, and the Amendment to Lease Agreement, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

I. The Lease is hereby extended for an additional five (5) year term commencing July 6, 1999. In the event the party of the second part has begun and is actually mining coal from seams or veins located on the premises which are the subject of the Lease and/or the Amendment to Lease Agreement as of the end of the extended five (5) year term and the coal subject to the Lease has not been mined and removed within the aforesaid five (5) year extended term, then this lease shall automatically be extended on a year-to-year basis until all mineable and merchantable coal has been mined and removed.

II. All other terms, conditions, and provision of the Lease and Amendment to Lease Agreement shall remain unchanged. Said Lease, as hereby second amended, is hereby adopted, ratified and confirmed by the parties.

IN WITNESS WHEREOF, the parties have duly executed this Second Amendment to Lease Agreement effective as of the date herein first above written, each acknowledging receipt of a copy hereof.

ROBERT EVANS STEPP

SANDRA L. STEPP

JOHN R. MUSICK

ETHEL F. MUSICK

THOMAS L. REDD, Trustee
The Redd Trust

ROSEMARY M. REDD, Trustee
The Redd Trust

WALTER T. STEPP

ROSELLA A. STEPP

ETHEL J. STEPP

GWENCO, INC., a Kentucky corporation

BY:

ITS: VICE PRES.

STATE OF West Virginia

COUNTY OF Cabell, TO-WIT:

I, Nancy L. Rigney, a Notary Public in and for the county and state aforesaid, do hereby certify that Robert Evans Stepp, husband of Sandra L. Stepp, who signed the writing annexed hereto, bearing the date the 22nd day of June, 1999, has this day in my said county, before me, acknowledged said writing to be his act and deed.

Given under my hand this 22nd day of June, 1999.

My commission expires: March 10, 2003

OFFICIAL SEAL
NOTARY PUBLIC
STATE OF WEST VIRGINIA
NANCY L. RIGNEY
CREATIVE KITCHENS, INC.
P. O. BOX 2786
HUNTINGTON, WV 25727
My Commission Expires March 10, 2003

(NOTARY STAMP OR SEAL)

Nancy L. Rigney
NOTARY PUBLIC

STATE OF West Virginia

COUNTY OF Cabell, TO-WIT:

I, Nancy L. Rigney, a Notary Public in and for the county and state aforesaid, do hereby certify that Sandra L. Stepp, wife of Robert Evans Stepp, who signed the writing annexed hereto, bearing the date the 22nd day of June, 1999, has this day in my said county, before me, acknowledged said writing to be her act and deed.

Given under my hand this 22nd day of June, 1999.

My commission expires: March 10, 2003

OFFICIAL SEAL
NOTARY PUBLIC
STATE OF WEST VIRGINIA
NANCY L. RIGNEY
CREATIVE KITCHENS, INC.
P. O. BOX 2786
HUNTINGTON, WV 25727
My Commission Expires March 10, 2003

(NOTARY STAMP OR SEAL)

Nancy L. Rigney
NOTARY PUBLIC

STATE OF Florida

COUNTY OF Marion, TO-WIT:

I, Darlene A Boyer, a Notary Public in and for the county and state aforesaid, do hereby certify that John R. Musick, husband of Ethel F. Musick, who signed the writing annexed hereto, bearing the date the 22 day of June, 1999, has this day

in my said county, before me, acknowledged said writing to be his act and deed.

Given under my hand this 5th day of August, 1999.

My commission expires:____________________

Darlene A. Boyer

NOTARY PUBLIC

(NOTARY STAMP OR SEAL)

STATE OF Florida,

COUNTY OF Marion, TO-WIT:

I, Darlene A Boyer, a Notary Public in and for the county and state aforesaid, do hereby certify that Ethel L. Musick, wife of John R. Musick, who signed the writing annexed hereto, bearing the date the 22 day of June, 1999, has this day in my said county, before me, acknowledged said writing to be her act and deed.

Given under my hand this 5th day of July, 1999.

My commission expires:____________________

Darlene A. Boyer

NOTARY PUBLIC

(NOTARY STAMP OR SEAL)

October 11, 1999

STATE OF FLORIDA,

COUNTY OF MARION, TO-WIT:

I, MITZIE A. ZION, a Notary Public in and for the county and state aforesaid, do hereby certify that Thomas L. Redd, as trustee of the Redd Trust, under agreement dated February 23, 1991, who signed the writing annexed hereto, bearing the date the 22 day of JUNE, 1999, has this day in my said county, before me, acknowledged said writing to be his act and deed.

Given under my hand this 14th day of JULY, 1999.

My commission expires: MITZIE A. ZION MY COMMISSION # CC 572963 EXPIRES: July 29, 2000 Bonded Thru Notary Public Underwriters

Mitzie A. Zion
NOTARY PUBLIC

(NOTARY STAMP OR SEAL)

STATE OF FLORIDA,

COUNTY OF MARION, TO-WIT:

I, MITZIE A. ZION, a Notary Public in and for the county and state aforesaid, do hereby certify that Rosemary M. Redd, as trustee of the Redd Trust, under agreement dated February 23, 1991, who signed the writing annexed hereto, bearing the date the 22 day of JUNE, 1999, has this day in my said county, before me, acknowledged said writing to be her act and deed.

Given under my hand this 14th day of July, 1999.

My commission expires: MITZIE A. ZION MY COMMISSION # CC 572963 EXPIRES: July 29, 2000 Bonded Thru Notary Public Underwriters

Mitzie A. Zion
NOTARY PUBLIC

(NOTARY STAMP OR SEAL)

STATE OF Wyoming,

COUNTY OF Laramie, TO-WIT:

I, Leslie D. Swidecki, a Notary Public in and for the county and state aforesaid, do hereby certify that Walter T. Stepp, husband of Rosella A. Stepp, who signed the writing annexed hereto, bearing the date the 22nd day of June, 1999, has this day in my said county, before me, acknowledged said writing to be his act and deed.

Given under my hand this 29th day of June, 1999.

My commission expires: 5-18-2002

Leslie D Swidecki
NOTARY PUBLIC

(NOTARY STAMP OR SEAL)

LESLIE D. SWIDECKI • NOTARY PUBLIC
COUNTY OF LARAMIE
STATE OF WYOMING
My Commission Expires 5-18-2002

STATE OF Wyoming,

COUNTY OF Laramie, TO-WIT:

I, Leslie D. Swidecki, a Notary Public in and for the county and state aforesaid, do hereby certify that Rosella A. Stepp, wife of Walter T. Stepp, who signed the writing annexed hereto, bearing the date the 22nd day of June, 1999, has this day in my said county, before me, acknowledged said writing to be her act and deed.

Given under my hand this 29th day of June, 1999.

My commission expires: 5-18-2002

Leslie D Swidecki
NOTARY PUBLIC

(NOTARY STAMP OR SEAL)

LESLIE D. SWIDECKI • NOTARY PUBLIC
COUNTY OF LARAMIE
STATE OF WYOMING
My Commission Expires 5-18-2002

STATE OF FLORIDA,

COUNTY OF MARTIN, TO-WIT:

I, Steven Douglas Powell, a Notary Public in and for the county and state aforesaid, do hereby certify that Ethel J. Stepp, unmarried, who signed the writing annexed hereto, bearing the date the 9th day of July, 1999, has this day in my said county, before me, acknowledged said writing to be her act and deed.

Given under my hand this 9th day of July, 1999.

My commission expires: 11-21-2001

OFFICIAL NOTARY SEAL
STEVEN DOUGLAS POWELL
NOTARY PUBLIC STATE OF FLORIDA
COMMISSION NO. CC691232
MY COMMISSION EXP. NOV. 21,2001

Steven Douglas Powell
NOTARY PUBLIC

(NOTARY STAMP OR SEAL)

STATE OF Kentucky,

COUNTY OF Boyd, TO-WIT:

I, Martha Kettering, a Notary Public in and for the county and state aforesaid, do hereby certify that William S. Whitson, ______, of Gwenco, Inc., whose name is signed to the writing annexed hereto, bearing the date the 22 day of June, 1999, has this day in my said county, before me acknowledged the same as the act and deed of said corporation.

Given under my hand this 17 day of August, 1999.

My commission expires: Feb 6 2000

Martha Kettering
NOTARY PUBLIC

(NOTARY STAMP OR SEAL)

Prepared by:

William S. Whitson
William S. Whitson
Vice President
Gwenco, Inc.
P.O. Box 432
Catlettsburg, KY 41129